UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2021

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% $25.00 par value Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 2.02.    Results of Operations and Financial Condition.

On August 9, 2021, Synchronoss Technologies, Inc. (the “Company”) issued a press release (the “Press Release”) relating to its results of operations and financial condition for the quarter ended June 30, 2021. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2021, the Board of Directors of Synchronoss Technologies, Inc. (the “Company”) elected Lou Ferraro as the Company’s Acting Chief Financial Officer, effective August 9, 2021.

Mr. Ferraro, age 64, has served as the Company’s Executive Vice President of Financial Operations and Chief Human Resources Officer since May 2021, and as the Company’s Senior Vice President of Financial Operations from January 2018, when he joined the Company, until May 2021. Before joining the Company, Mr. Ferraro was a consultant with the Populus Group, a company providing financial and economic consultants to various businesses from June 2016 until October 2017. Mr. Ferraro received a degree in business in Business Administration with a concentration in Accounting from Montclair State University in 1979. There are no family relationships among Mr. Ferraro and any other executive officers or directors of the Company.

In connection with Mr. Ferraro’s appointment, the Compensation Committee of the Company’s Board of Directors increased Mr. Ferraro’s annual base salary to $350,000 during his tenure as Acting Chief Financial Officer. The Compensation Committee also granted Mr. Ferraro a stock option to purchase 20,000 shares of the Company’s common stock (the “Option”). The Option was issued under the Company’s 2015 Equity Incentive Plan and has an exercise price of $2.91 per share, the closing price of the Company’s common stock on the Nasdaq Global Select Market on August 5, 2021, and will vest one-half on each of August 5, 2022 and 2023.

On August 9, 2021, the Board of Directors (the “Board”) of the Company accepted the resignation of Thomas J. Hopkins as a member of the Board. Mr. Hopkins resigned in order to devote his full time and efforts to other commitments. Mr. Hopkins did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press Release of Synchronoss Technologies, Inc. dated August 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2021

Synchronoss Technologies, Inc.
/s/ David Clark
David Clark
Chief Financial Officer